SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(A) of the Securities
                              Exchange Act of 1934


Filed by the Registrant                        [X]
Filed by a Party other than the Registrant     [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]   Confidential, for Use of
                                                     the Commission Only
                                                     (as permitted by
                                                     Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement
[X]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                  Panaco, Inc.
       (Name of Registrant as Specified in Its Articles of Incorporation)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit  price  or other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- -------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

- -------------------------------------------------------------------------------
(5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials:

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[ ]  Check box if any part of the fee is offset as provided by Exchange  Act
     Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

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(2)  Form, Schedule or Registration Statement no.:

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(3)  Filing Party:

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(4)  Date Filed:

                                  PANACO, Inc.
                         1050 West Blue Ridge Boulevard
                                 PANACO Building
                        Kansas City, Missouri 64145-1216

                           PROXY STATEMENT SUPPLEMENT

         This Proxy Statement Supplement and the accompanying form of proxy are being mailed on or after September 10, 1997 to shareholders of record on August 19, 1997 in connection with the solicitation of proxies by the Board of Directors of PANACO, Inc. (the "Company") for use at the annual meeting to be held October 7, 1997, and to supplement the Proxy Statement dated August 26, 1997, already mailed to shareholders. Management nominee N. Lynne Sieverling will not stand for re-election as a Class II Director, and in his place the Board of Directors has nominated Harold First.

                                  RECENT EVENTS

         On July 10, 1997, Carl C. Icahn gave written notice to the Company of his intention to nominate candidates for election as Class II Directors. On September 8, 1997, the Company reached an amicable settlement with Mr. Icahn, a beneficial owner of 12.78% of the Company's Common Shares, averting a proxy contest over the election of Class II Directors to the Company's Board of Directors.

         As set forth in a joint press release dated September 8, 1997 issued by the Company and Mr. Icahn, the Company agreed to withdraw one of its original nominees and in his place nominate Harold First, a nominee acceptable to both the Company and Mr. Icahn. Mr. Icahn agreed to withdraw his slate of nominees. In addition, Mr. Icahn amended his Schedule 13D on September 8, 1997 to reflect his agreement not to nominate a slate of directors.

                              ELECTION OF DIRECTORS
                             (Item 1 on Proxy Card)

         The Board of Directors has nominated Larry M. Wright and Mark C. Barrett for re-election and Harold First for election as directors in Class II to serve until the 2000 annual meeting of shareholders. Following is a brief description of Mr. First's principal occupation and business experience during the last five years, directorships of publicly held companies, age and certain other information, as set forth in Schedule 13D filed by Mr. Icahn, High River Limited Partnership, and Riverdale Investors Corp. on July 10, 1997. Information with respect to Messrs. Wright and Barrett is contained in the Company's Proxy Statement.

         Harold First, age 61, has been self-employed as a financial consultant since 1993. From 1990 until 1993, Mr. First served as Chief Financial Officer of Icahn Holding Corp. From 1992 until 1993 he served as Senior Vice President of Trans World Airlines, Inc. and from 1991 until 1992 he was Vice Chairman of the Board of Directors of American Property Investors, Inc., the general partner of American Real Estate Partners, L.P. Mr. First is currently a director of the following companies: Marvel Entertainment Group, Inc., Toy Biz, Inc., Cadus Pharmaceutical Corp., and Telesave Holdings, Inc. Mr. First was nominated by the Board of Directors pursuant to an agreement between the Company and Mr. Icahn, whereby Mr. Icahn agreed to withdraw his slate of nominees and the Company agreed to replace one of its nominees with a mutually acceptable candidate for director. Mr. First was one of Mr. Icahn's proposed nominees.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE CLASS II NOMINEES.

                                     VOTING

         If you have already voted your shares, your vote will be applied FOR management's nominees (Messrs. Wright, First and Barrett) as set forth in this Proxy Statement Supplement, unless you revoke your original vote by signing, dating and mailing the enclosed proxy card. The latest dated proxy card received will be counted. If you have not voted your shares, please sign, date and mail the enclosed proxy card.

         It is intended that shares represented by the accompanying form of proxy will be voted FOR the election of the nominees, unless contrary instructions are indicated as provided on the proxy card. (If you do not wish your shares to be voted for a particular nominee, you may so indicate on the proxy card.) The Common Shares vote as a single class for the election of directors. If one or more of the nominees should at the time of the meeting be unavailable or unable to serve as a candidate, the shares represented by the proxies will be voted to elect the remaining nominees and any substitute nominee or nominees designated by the Board of Directors. The Board of Directors knows of no reason why any of the nominees will be unavailable or unable to serve.

         YOUR VOTE IS IMPORTANT. Please sign, date and promptly mail your proxy card so that a quorum may be represented at the meeting.

                                   By order of the Board of Directors



                                   Todd R. Bart
                                   Secretary


September 9, 1997

                                    IMPORTANT

         It is important that your shares be represented and voted at the meeting. Shareholders are urged to promptly sign, date and mail the enclosed WHITE proxy in the postage-paid envelope provided. PLEASE ACT TODAY.

         If you have any questions or need assistance, please call D.F. King & Co., Inc., which is assisting us, at the number listed below:

                              D.F. King & Co., Inc.
                           77 Water Street, 20th Floor
                            New York, New York 10005

                          Call toll free (800) 697-6974

                                                                           PROXY

                                  PANACO, INC.
                              Kansas City, Missouri


         This Proxy is solicited on behalf of the Board of Directors of PANACO, Inc. for the Annual Meeting on October 7, 1997.

         The undersigned hereby appoints H. James Maxwell and Todd R. Bart, or any of them, proxies for the undersigned, each with full power of substitution to attend the Annual Meeting of Shareholders of PANACO, Inc. to be held on October 7, 1997 at 10:00 a.m., Central Time, and at any adjournments thereof, and to vote as specified in this Proxy all the shares of stock of the Company which the undersigned would be entitled to vote if personally present. The undersigned hereby revokes any previous proxies with respect to the matters covered by this Proxy.

         PANACO'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 1 AND "FOR" PROPOSAL 2.

         1. ELECTION OF DIRECTORS
            FOR all nominees listed below               WITHHOLD AUTHORITY
            (except as marked to the                    to vote for all nominees
            contrary below)                             listed below

                   [ ]                                          [ ]

            Larry M. Wright           Harold First         Mark C. Barrett

(INSTRUCTION: To withhold authority to vote for any individual nominee, mark "FOR" above and write the name(s) of that nominee(s) with respect to whom you wish to withhold authority to vote here.)


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                   TO BE SIGNED AND DATED ON THE REVERSE SIDE.

         2. Appointment of Independent Accountants

         RESOLVED, that the firm of Arthur Andersen LLP be ratified as independent accountants to audit the financial statements of the Company for the year 1997.


          FOR  [ ]               AGAINST  [ ]                ABSTAIN  [ ]

         3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. This Proxy when properly executed will be voted in the manner directed herein. If no direction is made, this Proxy will be voted FOR Proposal 1 and FOR Proposal 2.


                                   Please sign exactly as your name appears on this card. Joint Owners should each sign personally. Corporation proxies should be signed in corporate name by an authorized officer. Executors, administrators, trustees or guardians should give their title when signing.


                                   Date    _______________________________, 1997
                                   Signature____________________________________
                                            ____________________________________





                 PLEASE SIGN, DATE AND PROMPTLY MAIL YOUR PROXY
                        IN THE ENCLOSED ENVELOPE PROVIDED